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                                                                    EXHIBIT 4.13
                                                                  EXECUTION COPY

                            STANDSTILL AGREEMENT AND
                     FIFTH AMENDMENT TO THE CREDIT AGREEMENT


          STANDSTILL AGREEMENT AND FIFTH AMENDMENT TO THE CREDIT AGREEMENT, dated as of April 15, 2002 (this "Agreement"), to the Amended and Restated Credit and Guarantee Agreement, dated as of September 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowing Subsidiaries signatories thereto, the Foreign Subsidiary Guarantors signatories thereto and GNB Battery Technologies Japan, Inc., a Delaware corporation, (the "Domestic Non-Debtor", together with the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors, the "Standstill Parties"), the several lenders from time to time parties thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) Pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the Borrowing Subsidiaries.

          (2) The Credit Agreement has been amended by (i) an Amendment dated as of June 20, 2001, (ii) a Second Amendment dated as of October 31, 2001, (iii) a Third Amendment and Waiver to the Loan Documents dated as of December 28, 2001 and (iv) a Fourth Amendment and Waiver to the Credit Agreement dated as of March 28, 2002.

          (3) On April 15, 2002 (the "Petition Date"), the Company, Exide Delaware, LLC, Exide Illinois, Inc. and RBD Liquidation, LLC (collectively, the "Debtors") each filed a voluntary petition for relief (collectively, the "Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

          (4) The Company, the other Debtors and certain Foreign Subsidiaries have entered into a Secured Super-Priority Debtor In Possession Revolving Credit Agreement dated as of April 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Post-Petition Credit Agreement") with Citicorp USA, Inc. ("Citicorp") as administrative agent and collateral agent (the "Post-Petition Administrative Agent") and certain other lenders party thereto (the "DIP Lenders"). The Post-Petition Administrative Agent for the benefit of the DIP Lenders, the Administrative Agent, the Lenders, the Company and the Standstill Parties are entering into an Intercreditor and Subordination Agreement dated as of April 15, 2002 (the "Intercreditor Agreement").

          (5) The execution of this Agreement and the Intercreditor Agreement by the Lenders is a condition precedent to the effectiveness of the Post-Petition Credit Agreement.

                    Standstill Agreement and Fifth Amendment

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          (6)   Upon the commencement of the Cases, the Commitments
automatically terminated with respect to each Borrower and the Loans made to the Company and all other amounts owing from the Company became immediately due and payable and remain unpaid as of the date hereof. The commencement of the Cases and the entry into the Post-Petition Credit Agreement and related loan documents have given rise to Defaults and Events of Default pursuant to the Credit Agreement (the "Bankruptcy Defaults"). The Company and the Borrowing Subsidiaries have also advised the Administrative Agent that the Company and the Borrowing Subsidiaries will be unable to make certain payments of principal, interest and other amounts with respect to the Obligations on or after the date hereof (the "Payment Defaults") and that there may be certain other Defaults and Events of Default during the continuation of the Cases (the "Standstill Period Defaults", and together with the Bankruptcy Defaults and the Payment Defaults, the "Standstill Agreement Defaults").

          (7) The Standstill Parties have requested that the Lenders forbear for a period of time from exercising any rights or remedies that they may have under the Credit Agreement and the other Loan Documents arising from the Standstill Agreement Defaults and the Company and the other Loan Parties have requested that the Lenders consent to the amendment of certain provisions of the Credit Agreement.

          (8) The Lenders are willing to consent to such forbearance and amendments upon and subject to the terms and conditions hereinafter set forth, notwithstanding any of the provisions contained in the Credit Agreement and the Loan Documents, as amended, supplemented or otherwise modified heretofore.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendments to Credit Agreement. On the Effective Date (as hereinafter defined) the Credit Agreement shall be amended as follows:

          (a) Amendments to Section 1.1. Section 1.1 of the Credit Agreement shall be amended as follows:

          (i) The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical position and shall have the meanings given to them in the Post-Petition Credit Agreement (as such agreement shall be in effect as of the Effective Date and without giving effect to any amendments or modifications thereto after the Effective Date unless approved by the Required Standstill Lenders (as defined below)):

          "Customary Permitted Liens", "EHE", "Escrow Account", "Final Order", "Interim Order", "Responsible Officer" and "Restricted Payment".

          (ii) The following defined terms, together with the related definitions, shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical position:

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                "Additional Standstill Lenders' Liens": has the meaning given to such term in Section 11(b) of the Standstill Agreement.

                "EHA": means Exide Holding Asia Pte Limited, a company incorporated under the laws of Singapore.

                "Fourth Amendment": the Fourth Amendment and Waiver to the Credit Agreement, dated as of March 28, 2002.

                "Intercreditor Agreement": has the meaning given to such term in the Standstill Agreement.

                "Post-Petition Credit Agreement": has the meaning set forth in the Standstill Agreement.

                "Post-Petition Loan Documents": means the Loan Documents as defined in the Post-Petition Credit Agreement.

                "Post-Petition Obligations": means the Obligations as defined in the Post-Petition Credit Agreement.

                "Standstill Agreement": the Standstill Agreement and Fifth Amendment to the Credit Agreement, dated as of April 15, 2002.

                "Standstill Documents": means the Standstill Agreement and the Intercreditor Agreement.

                "Standstill Lenders' Liens": has the meaning given to such term in Section 11(a) of the Standstill Agreement.

                "Significant Foreign Subsidiary": any Subsidiary of EHE or EHA with assets having a fair market value in excess of $250,000.

                "Standstill Lender": any Lender that is a party to each of the Standstill Documents or any Assignee of a Standstill Lender which becomes a Lender pursuant to Section 12.6(c) of the Credit Agreement and their respective successors.

                "Non-Standstill Lender": any Lender that is not a Standstill Lender.

                "Principal Property": has the meaning given to such term in the DM Agreement.

          (iii) The definition of "Amendment Documents" is amended in its entirety to read as follows:

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                "Amendment Documents": the First Amendment, Second Amendment,
          Third Amendment, Fourth Amendment, Standstill Agreement and any future Amendments to the Credit Agreement.

          (iv) The definition of "European Receivables Maximum Commitment Amount" is amended by increasing such amount to $200,000,000.

          (v) The definition of "Material Adverse Effect" is amended in its entirety to read as follows:

                ""Material Adverse Effect": a material adverse effect on (a) the condition (financial or otherwise), business, performance, prospects, operations or properties of EHE, EHA and their Subsidiaries taken as a whole, (b) the legality, validity or enforceability of the Standstill Agreement or any other Loan Document to which a Standstill Party is a party, (c) the perfection or priority of the Liens granted pursuant to the Security Documents to which a Standstill Party is a party , (d) the ability of any Standstill Party to perform its obligations under the Standstill Agreement or any other Loan Document to which such Standstill Party is a party or (e) the rights and remedies of the Administrative Agent, the Lenders or the Issuers under the Standstill Agreement or any other Loan Document to which such Standstill Party is a party."

          (b) Amendments to Section 4. Section 4.1 of the Credit Agreement shall be amended by deleting the proviso at the end of clause (a) and inserting in its place the following:

          "provided that any Letter of Credit may be renewed for additional periods of the same duration or any shorter period (which shall in no event extend beyond the date referred to in clause (y) except on terms satisfactory to the Issuing Bank, which may include cash collateralization of the outstanding Letters of Credit)."

          (c) Amendments to Section 11. Section 11.9 of the Credit Agreement shall be amended by deleting the words "from among the Lenders" where they appear after the word "appoint".

          (d) Amendments to Section 12. Section 12.7(b) of the Credit Agreement shall be amended by adding the following additional proviso to the end thereof as follows:

                "provided further that the Standstill Lenders shall not be required to (x) purchase from any Non-Standstill Lender a participating interest in such Non-Standstill Lender's Loans and/or of the Reimbursement Obligations owing to such Non-Standstill Lender as a consequence of the receipt by any Standstill Lender of (I) any payment of interest accruing during the Standstill Period made by a Borrowing Subsidiary pursuant to the Credit Agreement or any other payment pursuant to the Standstill Agreement (including, without limitation, any payment of fees pursuant to Section 5 of the Standstill Agreement) or (II) the Standstill Lenders' Liens or the Additional Standstill Lenders' Liens granted during the Standstill Period in connection with the Standstill Agreement or (y) provide any

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          Non-Standstill Lender with the benefits of the Standstill Lenders'
          Liens, the Additional Standstill Lenders' Liens, or the proceeds thereof."

          SECTION 3. Agreement to Standstill. (a) During the Standstill Period (as defined below) the Administrative Agent and each Standstill Lender shall forbear from suing, asking for, demanding, setting off or taking any action to recover from the Standstill Parties, payment of any amount of principal payable under or relating to the Foreign Obligations, and from otherwise enforcing any of their individual or collective rights and remedies against the Standstill Parties under the Loan Documents available to such Lender arising solely as a result of (i) the Bankruptcy Defaults, (ii) the Payment Defaults, (iii) the non payment of the amounts of principal and interest on the outstanding Loans of the Borrowing Subsidiaries (and interest accrued thereon) deferred pursuant to the Fourth Amendment or otherwise due and payable prior to the Petition Date, in each case, to the extent that such payments are not made on or before the Petition Date or (iv) the Standstill Period Defaults (except to the extent that such Standstill Period Default constitutes a Standstill Event (as defined below) pursuant to this Agreement)). The term "Standstill Period" means the period from the Effective Date (as defined below) until the earliest to occur of (i) the date of effectiveness of a plan of reorganization in the Cases, (ii) the date on which a Standstill Termination Event (as defined below) shall have occurred or
(iii) December 18, 2003 (the "Final Date") (the first such date to occur, the "Standstill Termination Date").

          (b) Notwithstanding anything to the contrary contained in Section 3(a) hereof, on the Standstill Termination Date, (i) the forbearance set forth in
Section 3(a) hereof shall automatically terminate and be of no further force or effect, (ii) any breach, Default or Event of Default that was the subject of forbearance under Section 3(a) hereof is, without further action, reinstated and shall have the same force and effect as if the forbearance had not been agreed to by the parties hereto and (iii) any Lender may thereafter sue, ask for or demand from any Standstill Party, payment of the Foreign Obligations owing to such Lender, in whole or in part, and otherwise enforce any of their rights and remedies provided for under the Loan Documents against any party hereto. Nothing herein shall prevent or restrain the Company or any Standstill Party from asserting any other rights in any court and the Standstill Lenders from disputing such rights.

          (c) Each of the Standstill Parties agrees that, subject to the agreement of the Lenders to forbear as and to the extent set forth in this Agreement, all rights and remedies of the Lenders under the Loan Documents with respect to the Standstill Parties shall continue to be available to the Lenders from and after the Effective Date. Notwithstanding the forbearance by any Lender of any breaches, Defaults or Events of Default under the Credit Agreement, no Lender shall be required to make any advance or issue any Letter of Credit to any Borrowing Subsidiary under the Credit Agreement, provided that any Letter of Credit may be renewed for additional periods of the same duration or any shorter period (which shall in no event extend beyond the Final Date except on terms satisfactory to the Issuing Bank, which may include cash collateralization of the outstanding Letters of Credit) and provided, further, that nothing in this Agreement or in the Credit Agreement shall prevent any Issuing Bank from issuing a termination notice with respect to any Letter of Credit in accordance with the terms of such Letter of Credit.

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          SECTION 4. Payments by Borrowing Subsidiaries. (a) During the
Standstill Period, except as otherwise provided in paragraph (c) hereof, the Borrowing Subsidiaries (and to the extent not paid by any Borrowing Subsidiary, the other Foreign Subsidiary Guarantors shall guaranty such payments to the extent set forth in Section 10 of the Credit Agreement) shall make monthly payments of current interest on the Loans of the Borrowing Subsidiaries (including, without limitation, any payments required to be made pursuant to Sections 3.12 and 3.13 of the Credit Agreement), letter of credit (including, without limitation, any payments required to be made pursuant to Section 4.6 of the Credit Agreement) and other fees (including any such interest and fees that are accrued and unpaid as of the commencement of the Cases) to the Standstill Lenders at the applicable non-default rates provided for pursuant to the Credit Agreement. Nothing in this Section 4(a) shall restrict the making of any payment due to any Lender under the Credit Agreement.

          (b) Payment of interest pursuant to clause (a) above shall be made on the dates and at the applicable non-default rates provided for pursuant to the Credit Agreement, provided that, upon the occurrence and during the continuance of a Standstill Event, all outstanding Loans and Reimbursement Obligations of the Borrowing Subsidiaries shall bear interest at the applicable default rates provided for pursuant to the Credit Agreement.

          (c) During the continuance of any default or event of default under the Post-Petition Credit Agreement, upon receipt by the Administrative Agent of written notice from the administrative agent under the Post-Petition Credit Agreement (a "DIP Default Notice"), no payment of interest, letter of credit or other fees may be made by the Borrowing Subsidiaries or any other Foreign Subsidiary Guarantor (unless such default or event of default shall have been cured or waived) during the Standstill Period; provided that, nothing contained herein is intended to or shall impair, as among the Borrowing Subsidiaries, the other Foreign Subsidiary Guarantors and the Company, the obligations under the Credit Agreement, which are absolute and unconditional, to pay the holders as and when the same become due and payable, interest in accordance with the terms thereof, nor shall anything herein prevent the Standstill Lenders from exercising their rights under this Agreement, including the right to declare a Standstill Event or a Standstill Termination Event and to receive default interest after a DIP Default Notice shall have been received.

          (d) During the Standstill Period, EHE agrees to pay (and to the extent not paid by EHE, the other Foreign Subsidiary Guarantors shall guaranty such payment to the extent set forth in Section 10 of the Credit Agreement) the Administrative Agent's fees of $350,000 per annum payable pursuant to the Credit Agreement, to be paid in quarterly installments of $87,500 each in advance commencing on October 1, 2002.

          SECTION 5. Fees. (a) In consideration of the entry into this Agreement, the Borrowing Subsidiaries jointly and severally, agree to pay (and to the extent not paid by any Borrowing Subsidiary, the other Foreign Subsidiary Guarantors shall guaranty such payments to the extent set forth in Section 10 of the Credit Agreement) the Administrative Agent on the Effective Date, for the account of each Lender which executes and delivers each of the Standstill Documents, a non-refundable standstill fee (the "Standstill Fee") of 0.25% of the aggregate amount of the Foreign Obligations of the Standstill Lenders outstanding on the Effective Date

                    Standstill Agreement and Fifth Amendment

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calculated according to the pro rata share of each such Lender, as adjusted pursuant to Section 12.7 of the Credit Agreement.

          (b) In consideration of entry into this Agreement, the Borrowing Subsidiaries, jointly and severally, irrevocably agree to pay (and to the extent not paid by any Borrowing Subsidiary, the other Foreign Subsidiary Guarantors shall guaranty such payments to the extent set forth in Section 10 of the Credit Agreement) the Administrative Agent on the Standstill Termination Date, for the account of each Standstill Lender, a subordination fee (the "Subordination Fee") of 3.00% of the aggregate amount of the Foreign Obligations of the Standstill Lenders outstanding on the Effective Date calculated according to the pro rata share of each such Lender, as adjusted pursuant to Section 12.7 of the Credit Agreement. Such fee shall be irrevocably earned on the Effective Date and shall be payable notwithstanding any Standstill Event or termination of this Agreement prior to the Final Date.

          SECTION 6. Incorporation of DIP Covenants. Each of EHE and EHA hereby jointly and severally agree that, during the Standstill Period, each of EHE and EHA shall and shall cause each of their Subsidiaries to comply with the affirmative and negative covenants set forth in Sections 5.1, 5.2, 5.3, 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7, 7.8, 7.10, 8.1, 8.2, 8.3, 8.4, 8.6, 8.7, 8.8,
8.10, 8.11, 8.12, 8.13, 8.15 and 8.16 of the Post-Petition Credit Agreement (the "Cross Referenced Covenants") which covenants are hereby incorporated by reference as if fully set forth herein, and all defined terms in those sections shall have the meanings given those terms in Section 1.1 of the Post-Petition Credit Agreement except that (i) each reference to "Borrower" includes EHE, EHA and each of their Subsidiaries, (ii) each reference to a "Lender" shall be deemed to be a reference to a Standstill Lender, (iii) each reference to "Requisite Lenders" shall be deemed to be a reference to the Required Standstill Lenders, (iv) each reference to the "Obligations" shall be deemed to be a reference to the Obligations under the Credit Agreement and (v) each reference to the "Administrative Agent" shall be deemed to be a reference to the Administrative Agent under the Credit Agreement. Any amendment or modification to any of the Cross Referenced Covenants set forth in the Post-Petition Credit Agreement shall not, without the prior written consent of the Required Standstill Lenders, be deemed to be an amendment or modification to the Post-Petition Credit Agreement for purposes of this Section 6. If, at any time, the Post-Petition Credit Agreement is not in effect, the Cross-Referenced Covenants shall, absent the prior written consent of the Required Standstill Lenders, survive for purposes of this Section 6.

          SECTION 7. Additional Covenants. Each of EHE and EHA hereby jointly and severally agree that, during the Standstill Period, each of EHE and EHA shall comply and shall cause each of their Subsidiaries to comply with the covenants set forth on Schedule A hereto.

          SECTION 8. Standstill Events. If any of the following events (applicable to the Standstill Parties) ("Standstill Events") shall occur and be continuing:

          (i) Any Standstill Party shall fail to pay any interest on any Foreign Obligation, or any other amount payable hereunder or under any other Loan Document (other than any payment with respect to which the Standstill Lenders have agreed to forbear pursuant to Section 3(a) of this Agreement), within two Business Days after any such interest or other

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amount becomes due in accordance with the terms of this Agreement or the Credit
Agreement, as the case may be; or

          (ii) Any representation or warranty made or deemed made by Standstill Party herein or any material representation or warranty made or deemed made hereafter by any Standstill Party in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

          (iii) The Company or any Standstill Party shall default in the observance or performance of any agreement contained in (A) Sections 5.1, 5.2,
5.3 and 7.1 of the Post-Petition Credit Agreement as incorporated into this Agreement by Section 6 hereof, (B) paragraph (c) of the affirmative covenants set forth on Part I of Schedule A hereto, (C) any of the negative covenants contained in the Post-Petition Credit Agreement and incorporated into this Agreement by Section 6 hereof or (D) any of the negative covenants set forth on
Part II of Schedule A hereto; or

          (iv) The Company or any Standstill Party shall fail to perform or observe any other agreement contained in this Agreement or any other Loan Document to which it is a party (other than the Credit Agreement or as provided in paragraphs (i) through (iii) of this Section 8), and such default shall continue unremedied for 30 days after the earlier of (A) the date on which a Responsible Officer of any Standstill Party becomes aware of such failure and
(B) the date on which written notice thereof shall have been given to any Standstill Party by the Administrative Agent or any Standstill Lender; or

          (v) An event of default shall have occurred under the Post-Petition Credit Agreement, the European Receivables Facility or the DM Agreement (whether or not waived or amended by the lenders or noteholders thereunder); or

          (vi) (A) Any Standstill Party shall fail to make any payment on any Indebtedness of such Standstill Party (including, without limitation, any Guarantee Obligation, but excluding any payments the subject of forbearance under Section 3(a) hereof) in respect of Indebtedness of any other Person, and, in each case, such failure relates to Indebtedness having a principal amount of $5,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (B) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or (C) any such Indebtedness shall become or be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

          (vii) EHE shall make any prepayment of principal, interest, premium or fees in respect of the DM Notes or payment of principal under the DM Notes at final maturity; or

          (viii) (A) Any Significant Foreign Subsidiary shall commence any case, proceeding or other action (I) under any existing or future law of any jurisdiction, domestic or

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foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, rehabilitation, custodianship, administration or other relief with respect to it or its debts, or (II) seeking appointment of a receiver, trustee, administrative receiver, administrator, custodian, conservator "conciliateur", "mandataire ad hoc" or other similar official for it or for all or any substantial part of its assets, or any Foreign Subsidiary shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against any Foreign Subsidiary any case, proceeding or other action of a nature referred to in clause (A) above (a "Proceeding") which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 30 days or, if shorter, for the period which expires on the first date on which any such order for relief, adjudication or appointment can be made against such Foreign Subsidiary, or (z) requires the taking prior to the expiry of the period of 30 days after commencement of such Proceeding, of enforcement or other action by or on behalf of the Standstill Lenders which the Standstill Lenders are only entitled to take following a Standstill Event in order to oppose such case, proceeding or action and to protect the rights of the Standstill Lenders, or (C) there shall be commenced against any Foreign Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process (an "Execution Proceeding") against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal either within 30 days after the entry thereof or if earlier, on or before the first date on which any final order for attachment, execution, distraint or similar process can be made under the law of any applicable jurisdiction; or (D) any Foreign Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) any Foreign Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (ix) One or more judgments or orders (or other similar process) involving, in the case of money judgments, an aggregate amount in excess of $2,000,000, to the extent not covered by insurance, shall be rendered against one or more of any of the Foreign Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (x) Any of the Security Documents to which a Standstill Party is a party shall cease, for any reason (other than any termination in accordance with its terms), to be in full force and effect, or any Standstill Party or any Affiliate of any Standstill Party shall so assert, or any Lien created by any of such Security Documents shall (except to the extent released in accordance with the terms of the Credit Agreement) cease to be enforceable other than any subordination of priorities pursuant to the Intercreditor Agreement; or

          (xi) The guarantee contained in Section 10 of the Credit Agreement shall cease, for any reason (other than in connection with the release of all Guarantors parties thereto in accordance with the terms of the Credit Agreement), to be in full force and effect with respect

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                                       9
to any Standstill Party or any Standstill Party or any Affiliate of any Standstill Party shall so assert; or

          (xii) (A) Either of EHE or EHA shall cease to be a Wholly Owned Subsidiary of the Company subject to Liens that are not prohibited by this Agreement; (B) any Significant Foreign Subsidiary shall cease to be a Wholly Owned Subsidiary of EHE or EHA, as the case may be, subject to Liens that are not prohibited by this Agreement; or (C) a "Change of Control" as defined in the DM Agreement shall occur, provided that any sale of the assets or stock of a Subsidiary that is permitted pursuant to Section 8.4(j) of the Post-Petition Credit Agreement (as incorporated by reference herein) shall not be a Standstill Event under this clause (xii); or

          (xiii) Any Borrowing Subsidiary shall during the Standstill Period make any payment of interest or principal to a Lender that is not a Standstill Lender; or

          (xiv) There shall occur a material adverse change in the financial condition, business, assets, revenues or prospects of EHE and its Subsidiaries taken as a whole; or

          (xv) There shall occur any modification of or amendment to the Post-Petition Credit Agreement that could have a Material Adverse Effect; or

          (xvi) There shall be a failure by the Company to obtain the entry of each of the Interim Order and the Final Order providing for the adequate protection of the Lenders on terms and conditions acceptable to the Administrative Agent or there shall occur a material breach, violation or adverse modification of (without consent or waiver of the Administrative Agent) any order of the Bankruptcy Court providing for adequate protection to the Lenders;

then, upon the affirmative vote of the Required Standstill Lenders (as defined below), such Standstill Event shall constitute a "Standstill Termination Event". The occurrence of a Standstill Termination Event shall cause the forbearance under Section 3(a) of this Agreement to terminate pursuant to Section 3(b) above and constitute an Event of Default under the Credit Agreement and entitle the Lenders to all of the rights and remedies exercisable upon an Event of Default pursuant to the Credit Agreement. "Required Standstill Lenders" means Standstill Lenders holding at least 51% of the aggregate unpaid principal amount of the Obligations of Standstill Lenders.

          SECTION 9. Conditions to Effectiveness of Section 2. Section 2 of this Agreement shall be effective on the date on which the Administrative Agent shall have signed this Agreement and the Administrative Agent shall have received (i) counterparts of this Agreement executed and delivered by an authorized officer of each of the Standstill Parties and the Required Lenders and (ii) counterparts of the Consent appended hereto (the "Consent") executed by the Company and each of the Domestic Subsidiary Guarantors.

          SECTION 10. Conditions to Effectiveness of Agreement. This Agreement (other than Section 2 hereof, which shall become effective in accordance with Section 9 hereof) shall be effective on the date on which the Administrative Agent shall have signed this Agreement and all of the following conditions precedent set forth below have been satisfied (the "Effective Date"):

                    Standstill Agreement and Fifth Amendment

          (a) the Administrative Agent shall have received each of the Standstill Documents, executed and delivered by an authorized officer of each of the Standstill Parties;

          (b) the Administrative Agent shall have received each of the Standstill Documents, executed and delivered by an authorized officer of each Lender directly affected hereby;

          (c) the Post-Petition Credit Agreement shall have been duly executed and delivered by the Company and each of the DIP Lenders;

          (d) entry of an interim order issued by the Bankruptcy Court in substantially the form of Exhibit A and otherwise in form and substance satisfactory to the Administrative Agent, in consultation with the Steering Committee;

          (e) delivery to the Administrative Agent of the security agreements that are required to be delivered on the Effective Date pursuant to Section 11 of this Agreement;

          (f) delivery to the Administrative Agent of a complete list of Liens on the Property or assets of each Foreign Subsidiary, known to a Responsible Officer of the Company, existing on the date of the Standstill Agreement;

          (g) satisfactory legal opinions with respect to the Standstill Agreement and any other documents executed in connection therewith including legal opinions that the additional security agreements do not conflict with the DM Notes;

          (h) payment of the Standstill Fee and all accrued fees and expenses of the Administrative Agent in connection with all matters relating to this Agreement and the Loan Documents, including, without limitation, the fees and expenses of counsel (including local counsel in foreign jurisdictions) and financial advisor to the Administrative Agent and the Steering Committee;

          (i) The Administrative Agent shall have received certified copies of
(i) the resolutions of the Board of Directors of (A) each of the Standstill Parties approving this Agreement and the matters contemplated hereby and thereby and (B) the Company and each of the Domestic Subsidiary Guarantors evidencing approval of the Consent and this Agreement and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the matters contemplated hereby and thereby; and

          (j) The items set forth on Schedule B hereto relating to the reorganization of the Foreign Subsidiaries that the Foreign Subsidiaries are reasonably capable of completing prior to the Effective Date shall have been completed to the satisfaction of the Administrative Agent.

                    Standstill Agreement and Fifth Amendment

          SECTION 11. Additional Collateral. Each of EHE and EHA hereby, jointly and severally agree that they shall and shall cause each of their Subsidiaries to comply with the following conditions:

          (a) On the Effective Date, subject to limitations imposed by applicable law, the DM Agreement or other Contractual Obligations of any Foreign Subsidiaries, EHE shall grant and shall cause each of its Subsidiaries (other than Subsidiaries which are purchasers under the European Receivables Facility) to grant the Standstill Lenders perfected security interests (the "Standstill Lenders' Liens") (subject only to Customary Permitted Liens, the Liens granted in connection with the Post-Petition Credit Agreement and the Liens of the Lenders existing on the Effective Date) on such of the Property (including, without limitation, any receivables released from or not subject to the European Receivables Facility) of the Foreign Subsidiaries as may be requested by the Administrative Agent in consultation with the Steering Committee, provided that, the amount of Indebtedness secured by Liens granted by Foreign Subsidiaries in connection with the Post-Petition Credit Agreement shall not exceed $115,000,000. If EHE is unable to comply with this condition on the Effective Date, the Administrative Agent may, in consultation with the Steering Committee, allow an additional 30 days for the grant of the Standstill Lenders' Liens.

          (b) During the Standstill Period, each of EHE and EHA shall (i) grant and shall cause each of their Subsidiaries to grant to the Administrative Agent, on behalf of the Standstill Lenders, within 60 days of a request by the Administrative Agent, in consultation with the Steering Committee, perfected security interests (the "Additional Standstill Lenders' Liens") (subject only to Customary Permitted Liens, the Liens granted in connection with the Post-Petition Credit Agreement and the Liens of the Lenders existing on the Effective Date) in all or such of the Property (including, without limitation, any receivables released from or not subject to the European Receivables Facility) of Foreign Subsidiaries as may be requested by the Administrative Agent, subject to restrictions imposed by applicable law, the DM Agreement or other Contractual Obligations of any Foreign Subsidiaries (ii) upon the request of the Administrative Agent, in consultation with the Steering Committee, at the cost of the Standstill Parties, take (and ensure that their Subsidiaries take) all such steps and comply with all such formalities as may be reasonably required to perfect or to more fully evidence or assure the effectiveness of the Security Documents and the rights of the Administrative Agent and the Standstill Lenders from time to time thereunder and (iii) cause, within 60 days of a request of the Administrative Agent, in consultation with the Steering Committee, a Foreign Subsidiary to execute a Foreign Obligations Joinder Agreement. For the avoidance of doubt, the Standstill Lenders' Liens and the Additional Standstill Lenders' Liens shall not include any Liens granted to the Lenders in connection with the execution of any pledge agreement or the taking of any other action described on Schedule B hereto.

          (c) If reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions and any other necessary documentation relating to the matters described in this Section 11, which opinions and documentation shall be in form and substance, and, in the case of opinions, from counsel, reasonably satisfactory to the Administrative Agent.

                    Standstill Agreement and Fifth Amendment

          SECTION 12. Representations and Warranties. To induce the Standstill Lenders to enter into this Agreement, each of the Loan Parties party to this Agreement hereby represents and warrants to the Administrative Agent and the Standstill Lenders the following:

          (a) The execution, delivery and performance by each Loan Party party hereto of this Agreement and the Loan Documents to which it is a party, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's Constituent Documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation, including, without limitation, the bilateral loan documents, of EHE, EHA or any of their Subsidiaries. As of the Effective Date, no Standstill Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Loan Parties party hereto in connection with the execution and delivery, or performance by any such Loan Party of any of its obligations under this Agreement and the Credit Agreement, as amended hereby.

          (c) This Agreement has been duly executed and delivered by each Loan Party party hereto, and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (d) No Loan Party party hereto has an existing claim against any Lender Party arising out of, relating to or in connection with the Loan Documents.

          (e) As of the Effective Date, EHE is not in breach of, or in default under the DM Agreement and no Foreign Subsidiary is in breach of, or in default under any other Contractual Obligation, binding on or affecting any Foreign Subsidiary or any of their properties, where the consequence of such default is to confer rights upon any person against such Foreign Subsidiary which, if exercised, can be reasonably expected to have a Material Adverse Effect.

          (f) Other than as contemplated herein, the representations and warranties made by each of the Standstill Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Agreement, as if made on and as of the date hereof.

                    Standstill Agreement and Fifth Amendment

          SECTION 13. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

          (b) The Credit Agreement and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 14. Amendments. This Agreement may not be amended, supplemented or modified except in accordance with the provisions of this
Section 14. The Required Standstill Lenders and each Standstill Party may, or (with the written consent of the Required Standstill Lenders) the Administrative Agent and each Standstill Party may, from time to time, (a) enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Standstill Lenders or of the Loan Parties hereunder or (b) waive, on such terms and conditions as the Required Standstill Lenders, or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or any Standstill Event and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) extend the Final Date without the consent of each Lender directly affected thereby or (ii) amend, modify or waive any provision of this Section 14 or reduce the percentage specified in the definition of Required Standstill Lenders. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the relevant Standstill Lenders and shall be binding upon the Loan Parties, the Standstill Lenders, the Administrative Agent and all future Standstill Lenders.

          SECTION 15. Costs and Expenses. EHE agrees to pay, and each of the other Foreign Subsidiary Guarantors guarantees payment (subject to the exceptions set forth in Schedule 10.1 of the Credit Agreement) of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Agreement and all related matters during the Standstill Period, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (in each case, whether incurred prior to or after the effective date of the Standstill Agreement). The Foreign Subsidiary Guarantors (subject to the exceptions set forth in Schedule 10.1 of the Credit Agreement) shall also be required to pay all costs associated with any field examinations from time to time requested by the Administrative Agent, provided, that, the Foreign Subsidiary

                    Standstill Agreement and Fifth Amendment

Guarantors shall be deemed to have satisfied this obligation by providing the field examinations prepared by a third party for Post-Petition Administrative Agent.

          SECTION 16. Acknowledgment of Adjustment. Each Standstill Lender acknowledges that, upon the commencement of the Cases, pursuant to Section 12.7(a) of the Credit Agreement, each Lender was deemed to have purchased an interest in the Obligations owing to each other Lender (and, to the extent necessary after giving effect to any actual recoveries on such Obligations is required actually fund such purchase) such that, after giving effect to all such purchases or deemed purchases, each Lender is owed directly or through such purchase or deemed purchase the portion of the aggregate amount of Obligations then outstanding with respect to each of the Tranche A Term Loan Facility, the Tranche B Term Loan Facility and the Revolving Credit Facility equal to such Lender's ratable share (determined on the basis of the amount of the Commitment of such Lender to such Facility or of the aggregate outstanding principal and/or face amount of Obligations owing to such Lender under such Facility, as the case may be, immediately prior to the commencement of the Cases) of all Obligations then outstanding.

          SECTION 17. Tolling of Statute of Limitations. Each and every statute of limitations or other applicable law, rule or regulation governing the time by which any Standstill Lender must commence legal proceedings or otherwise take any action with respect to exercising any of its respective rights, powers or remedies directly or indirectly against any of the Standstill Parties with respect to any breach or default existing on or prior to the Standstill Termination Date, including, without limitation, actions under or in respect of any of the Credit Agreement or any other Loan Document, shall be tolled during the Standstill Period. Each of the Standstill Parties agrees, to the fullest extent permitted by law, not to include such period of time in any assertion by it at any time that a statute of limitations or other applicable law, rule or regulation bars or otherwise acts as a defense (whether equitable or legal) to any legal proceeding or other action by any Lender in exercise of its respective rights, powers or remedies, directly or indirectly, with respect to any or all of the breaches or defaults referred to in the immediately preceding sentence.

          SECTION 18. Agreement Not a Defense. Each of the Standstill Parties agrees that, subject to the agreement of the Standstill Lenders to forbear as and to the extent set forth herein, the agreements of the Standstill Lenders under this Agreement shall not constitute a waiver by any of the Standstill Lenders of, or a defense by any of the Standstill Parties to, the exercise by any of the Standstill Lenders of any right, power or remedy which any of the Standstill Lenders may have under or in respect of the Credit Agreement or any other Loan Document or any other agreement or document relating thereto (and including rights, powers and remedies at law, in equity or by statute). Nothing in this Agreement shall be deemed to be a consent to jurisdiction by any bankruptcy court over any of the Standstill Lenders.

          SECTION 19. Affirmation of Loan Documents. Each Standstill Party hereby consents to the modification of the Credit Agreement effected hereby and hereby acknowledges and agrees that the obligations of such Standstill Party contained in the Loan Documents as modified hereby are, and shall remain, in full force and effect.

                    Standstill Agreement and Fifth Amendment

          SECTION 20. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 21. Waiver and Release. The Standstill Parties hereby waive and agree not to assert any claims or causes of action against the Administrative Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising by virtue of actions taken, actions omitted, or the occurrence of any event prior to the Effective Date of this Agreement arising out of or relating to, or in connection with, this Agreement, the Facilities, the actual use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions entered into in connection therewith.

          SECTION 22. Waiver of Jury Trial. Each of the Standstill Parties, the Administrative Agent and the Standstill Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Administrative Agent or any Standstill Lender in the negotiation, administration, performance or enforcement thereof.

          SECTION 23. Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                    Standstill Agreement and Fifth Amendment

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                               EXIDE HOLDING EUROPE S.A.
                               COMPAGNIE EUROPEENNE
                                 D'ACCUMULATEURS S.A.
                               EURO EXIDE CORPORATION LIMITED
                               SOCIEDAD ESPANOLA DEL ACUMULADOR
                                 TUDOR S.A.
                               TUDOR A.B.
                               EXIDE TECHNOLOGIES NEDERLAND B.V.
                               CMP BATTERIES LIMITED
                               DEUTSCHE EXIDE STANDBY GMBH
                               DEUTSCHE EXIDE GMBH
                               MERCOLEC TUDOR B.V.

                               Each as a Borrowing Subsidiary and as a Guarantor


                               By:__________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                               FULMEN IBERICA S.L.
                               CMP BATTERIJEN N.V.
                               EXIDE AUTOMOTIVE BATTERIE GMBH
                               HAGEN BATTERIE AG
                               ELECTRO MERCANTIL INDUSTRIAL S.L.
                               EXIDE (DAGENHAM) LIMITED
                               FULMEN UK LIMITED
                               EXIDE AUTOMOTIVE S.A.
                               SOCIEDADE PORTUGUESA
                               DO ACUMULADOR TUDOR S.A.
                               EXIDE DANMARK A/S
                               EXIDE BATTERIER AB
                               CENTRA S.A.
                               FRIEMANN & WOLF BATTERIETECHNIK GMBH
                               EXIDE S0NNAK A/S
                               EXIDE BATTERIES LIMITED
                               B.I.G. BATTERIES LIMITED
                               EXIDE LENDING LIMITED
                               EXIDE HOLDINGS LIMITED
                               EXIDE TECHNOLOGIES HOLDING BV
                               EXIDE HOLDING ASIA PTE LIMITED
                               GNB TECHNOLOGIES (CHINA) LIMITED
                               EXIDE SINGAPORE PTE LIMITED
                               EXIDE CANADA INC.
                               1036058 ONTARIO INC.

                               Each as a Guarantor, subject to the limitations,
                                  if any, contained in Section 10.1


                               By:___________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                               EXIDE ITALIA S.R.L.



                               As a Guarantor, subject to the limitations, if
                                  any, contained in Section 10.1


                               By:___________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                               INDUSTRIA COMPOSIZIONI STAMPATE, SPA



                               As a Guarantor, subject to the limitations, if
                                  any, contained in Section 10.1


                               By:___________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                               EXIDE AUSTRALIA PTY LIMITED



                               As a Guarantor, subject to the limitations, if
                                  any, contained in Section 10.1


                               By:___________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                               EXIDE TECHNOLOGIES LIMITED



                               As a Guarantor, subject to the limitations, if
                                  any, contained in Section 10.1


                               By:___________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                               GNB BATTERY TECHNOLOGIES JAPAN, INC.

                               As a Guarantor, subject to the limitations, if any, contained in Section 10.1


                               By:_______________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                               CREDIT SUISSE FIRST BOSTON, as
                               Administrative Agent


                            By:__________________________________
                               Name:
                               Title:


                            By:__________________________________
                               Name:
                               Title:

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                    By: /s/ Steve Martin
                        --------------------------------------------
                        Name:  Steve Martin
                        Title: Vice President


                    By: /s/ Irina Borisova
                        --------------------------------------------
                        Name:  Irina Borisova
                        Title: Assistant Vice President


                    CREDIT SUISSE FIRST BOSTON
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Howard Shams              By: /s/ Ian Landow
                        ---------------------------       ----------------------
                        Name:  HOWARD SHAMS               Name:  Ian Landow
                        Title: AUTHORIZED SIGNATORY       Title: Assistant Vice
                                                                 President


                    AG CAPITAL FUNDING PARTNERS, LP.

                    By: ANGELO, GORDAN & Co., LP.
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: MANAGING DIRECTOR

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    For and on behalf of:

                    Alliance Capital Funding, L.L.C.

                    By: Alliance Capital Management L.P., as Manager

                    By: Alliance Capital Management Corporation,
                    General Partner of Alliance Capital Management L.P


                    By: /s/ Sverker Johansson
                        --------------------------------------------
                        Name: Sverker Johansson
                        Title: Vice President


                    Alliance Investments Limited

                    By: Alliance Capital Management L.P., as Asset Manager

                    By: Alliance Capital Management Corporation, as General Partner


                    By: /s/ Sverker Johansson
                        --------------------------------------------
                        Name: Sverker Johansson
                        Title: Vice President


                    Monument Capital Ltd., as Assignee

                    By: Alliance Capital Management L.P., as
                    Investment Manager

                    By: Alliance Capital Management Corporation, as General Partner


                    By: /s/ Sverker Johansson
                        --------------------------------------------
                        Name: Sverker Johansson
                        Title: Vice President

                    Standstill Agreement and Fifth Amendment

                    Lenders


                    ------------------------------------------------
                    ALPHA BANK A.E, LONDON BRANCH


                    By: /s/ Anthony J. Polychroniadis
                        --------------------------------------------
                        Name: Anthony J. Polychroniadis
                        Title: Deputy General Manager


                    By: /s/ Charles P. Welsh
                        --------------------------------------------
                        Name: Charles P. Welsh
                        Title: Operations Manager


EXIDE               AMMC CDO II, LIMITED

                    By: American Money Management Corp.,
                        as Collateral Manager
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David P. Meyer
                        --------------------------------------------
                        Name:David P. Meyer
                        Title: Vice President


EXIDE               AMMC CDO II, LIMITED

                    By: American Money Management Corp.,
                        as Collateral Manager
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David P. Meyer
                        --------------------------------------------
                        Name:David P. Meyer
                        Title: Vice President

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    ARCHIMEDES FUNDING, LLC.

                    By: ING Capital Advisors LLC, as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name: GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    ARCHIMEDES FUNDING II, LTD.

                    By: ING Capital Advisors LLC, as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name: GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    ARCHIMEDES FUNDING III, LTD.

                    By: ING Capital Advisors LLC, as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name: GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    ARCHIMEDES FUNDING IV, (CAYMAN), LTD.

                    By: ING Capital Advisors LLC, as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name: GREG M. MASUDA CFA
                        Title: VICE PRESIDENT

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    AVALON CAPITAL LTD.

                    By: INVESCO Senior Secured Management, Inc. As Portfolio
                        Advisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name: Joseph Rotondo
                        Title: Authorized Signatory


                    AVALON CAPITAL LTD.2

                    By: INVESCO Senior Secured Management, Inc. As Portfolio
                        Advisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name: Joseph Rotondo
                        Title: Authorized Signatory


                    BANCA POPOLARE DI BERGAMO-CV Serl


                    By: /s/ Riocardo Sora             /s/ Angelo Locatolli
                        ----------------------------  --------------------------
                        Name: Riocardo Sora           Name: Angelo Locatolli
                        Title:Deputy General Manager  Title: Senior V. President


                    For Banco Espirito Santo, S.A


                    By: /s/ Guy Harris
                        --------------------------------------------
                        Name: Guy Harris
                        Title: Senior Manager


                    By: /s/ Malcolm Morris
                        --------------------------------------------
                        Name: Malcolm Morris
                        Title: Assistant Manager

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    Bank of Montreal
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Thomas E. McGraw
                        --------------------------------------------
                        Name: Thomas E. McGraw
                        Title: Director


                    Bank One, N.A.


                    By: /s/ Oliver J. Glenn, III
                        --------------------------------------------
                        Name: Oliver J. Glenn, III
                        Title: First Vice President


                    BANK PEKAO S.A.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Barry W. Henry
                        --------------------------------------------
                        Name: BARRY W. HENRY
                        Title: Vice President Senior Lending Officer


                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jean-Pierre Thein             By: /s/ John Dhur
                        --------------------------------      ----------------
                        Name: Jean-Pierre THEIN               Name: John DHUR
                        Title: Deputy Head of Department      Title: Senior
                               International Loans                   Director
                               and Securitized Assets


                    ------------------------------------------------
                    The Governor and Company of The Bank of Scotland


                    By: /s/ Barry Fowler
                        --------------------------------------------
                        Name: Barry Fowler
                        Title: Associate Director

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    Bear Stearns Investment Products, Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Keith c Barnish
                        --------------------------------------------
                        Name: Keith c Barnish
                        Title: Authorized Signatory


                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible                 By: /s/ Illegible
                        ------------------------          ----------------------
                        Name: Illegible                   Name: Illegible
                        Title: SVP                        Title: VICE PRESIDENT


                    Illegible
                    ------------------------------------------------


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name: Alan Corkish
                        Title: Director


                    Illegible
                    ------------------------------------------------


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name:  Alan Corkish
                        Title: Director


                    Illegible
                    ------------------------------------------------


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name:  Alan Corkish
                        Title: Director

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    BNP Paribas
                    ------------------------------------------------
                    [Print Name of Lenders]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Illegible


                    By: /s/ Edward V. Canale
                        --------------------------------------------
                        Name: EDWARD V. CANALE
                        Title: Managing Director


                    CAPTIVA III Finance Ltd. (Acct. 275),
                    as advised by Pacific Investment Management Company LLC


                    By: /s/ David Dyer
                        --------------------------------------------
                        Name: DAVID DYER
                        Title: Director


                    CAPTIVA IV Finance Ltd. (Acct. 1275),
                    as advised by Pacific Investment Management Company LLC


                    By: /s/ David Dyer
                        --------------------------------------------
                        Name: DAVID DYER
                        Title: Director


                    Centurion CDO I, Limited

                    By: American Express Asset Management Group Inc.
                        as Collateral Manager


                    By: /s/ Steven B. Staver
                        --------------------------------------------
                        Name: Steven B. Staver
                        Title: Managing Director


                    CRESS II FINANCE LTD.

                    By: INVESCO Senior Secured Management, Inc.
                        As Sub-Managing Agent (Financial)


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name: Joseph Rotondo
                        Title: Authorized Signatory


                    Citicorp, U.S.A Inc.
                    ------------------------------------------------
                    [Print NAme of Lender]


                    By: /s/ Harry Vlandi
                        --------------------------------------------
                        Name: Harry Vlandi
                        Title: Vice President

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    Comerica Bank
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Susan A. Smith
                        --------------------------------------------
                        Name: SUSAN A SMITH
                        Title: V.P.


                    COSTANTINUS EATON VANCE CDO V, LTD.

                    By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Janice M. Stanton
                        --------------------------------------------
                        Name: JANICE M. STANTON
                        Title: MEMBER


                    CREDIT AGRICOLE INDOSUEZ
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Leo Von Reissig
                        --------------------------------------------
                        Name: Leo Von Reissig
                        Title: Vice President


                    By: /s/ Frederik W. Aase
                        --------------------------------------------
                        Name: Frederik W. Aase
                        Title: Vice President


                    ------------------------------------------------
                    CREDIT INDUSTRIEL ET COMMERICAL


                    By: /s/ Anthony Rock              By: /s/ Marcus Edward
                        ----------------------            ----------------------
                        Name: Anthony Rock                Name: Marcus Edward
                        Title: Vice President             Title: Vice President


                    Credit Industriel et Commercial
                    London Branch


                    By: /s/ Steve Francis             By: /s/ Gary George
                        ----------------------            ----------------------
                        Name: Steve Francis               Name: Gary George
                        Title: Senior Manager             Title: Manager

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    CSAM FUNDING I
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David H. LERNER
                        --------------------------------------------
                        Name: DAVID H. LERNER
                        Title: AUTHORIZED SIGNATORY


                    CypressTree Investment Partners I, Ltd.

                    By: CypressTree Investment Management Company
                        As Portfolio Manager


                    By: /s/ Peter Campo
                        --------------------------------------------
                        Name: Peter Campo
                        Title: Associate


                    CypressTree Investment Partners II, Ltd.

                    By: CypressTree Investment Management Company
                    As Portfolio Manager


                    By: /s/ Peter Campo
                        --------------------------------------------
                        Name: Peter Campo
                        Title: Associate


                    Department of Fire & Police Pansions - City of Los Angeles
                    ----------------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Talton R. Embry
                        --------------------------------------------
                        Name: Talton R. Embry
                        Title: Chairman
                               Magten Asset Management Corp.
                               As Attorney-in-Fact for
                               Department of Fire & Police Pansions - City
                               of Los Angeles


                    Pre-Petition Lenders:

                    Dreadner Bank AG, New York
                    And Grand Cayman Branches


                    By: /s/ Thomas R. Brady
                        --------------------------------------------
                        Name: Thomas R. Brady
                        Title: Director


                    By: /s/ Richard J. Sweeney
                        --------------------------------------------
                        Name: RICHARD J. SWEENEY
                        Title: VICE PRESIDENT

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    EATON VANCE SENIOR INCOME TRUST

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE CDO II, LTD.

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE CDO III, LTD.

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE CD0 IV, LTD.

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    FIRST DOMINION FUNDING I
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David H. Lerner
                        --------------------------------------------
                        Name: DAVID H. LERNER
                        Title: AUTHORIZED SIGNATORY

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    FIRST DOMINIUN FUNDING II
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David H.Lerner
                        --------------------------------------------
                        Name: DAVID H.LERNER
                        Title: AUTHORIZED SIGNATORY


                    WACHOVIA BANK, NATIONAL ASSOCIATION


                    By: /s/ Jill E. Snyder
                        --------------------------------------------
                        Name: Jill E. Snyder
                        Title: Director


                    Citibank N.A. as Additional Investment
                    Manager for and on behalf of
                    Five Finance Corporation


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Vice President


                    By: /s/ John P. O'Connell VP
                        --------------------------------------------
                        Name: JOHN P. O'CONNELL VP
                              Illegible


                    Fleet National Bank
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Christophes N. Sotir
                        --------------------------------------------
                        Name: Christophes N. Sotir
                        Title: Vice President

                    Forte I CDO (CAYMAN) LTD.
                    1ST: STRONG CAPITAL MANAGEMENT, INC.
                    AS COLLATERAL MANAGER
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Thomas M. Price
                        --------------------------------------------
                        Name: THOMAS M. PRICE
                        Title: PORTFOLIO MANAGER

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    Fortis Bank Nederland N.V.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ C.den Hartog          By: /s/ Illegible
                        ----------------------        -----------------
                        Name: C.den Hartog            Illegible
                        Title:


                    Franklin CLO II, Limited
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Richard D'Addario
                        --------------------------------------------
                        Name: Richard D'Addario
                        Title: Senior Vice President


                    Franklin Floating Rate Trust
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Richard D'Addario
                        --------------------------------------------
                        Name: Richard D'Addario
                        Title: Vice President


                    GE Capital CFE, INC.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:
                        Title:


                    General Motors Employees Global Group Pension Trust
                    ---------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Talton R. Embry
                        --------------------------------------------
                        Name: Talton R. Embry
                        Title: Chairman
                               Magten Asset Management Corp.
                               As Attorney-in-Fact for
                               General Motors Employees Global Group
                               Pension Trust


                    GRAYSON & CO

                    BY: BOSTON MANAGEMENT AND RESEARCH
                         AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    Grayston CLO 2001-01 LTD.

                    By: Bear Stearns Asset Management Inc.
                        as its Collateral Manager


                    By: /s/ Justin Driscoll
                        --------------------------------------------
                        Name: Justin Driscoll
                        Title: Managing Director


                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                    By: Indosuez Capital as Portfolio Advisor
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Paul O. Travers
                        --------------------------------------------
                        Name: Paul O. Travers
                        Title: Managing Director


                    INDOSUEZ CAPITAL FUNDING III, LIMITED

                    By: Indosuez Capital as Portfolio Advisor


                    By: /s/ Paul O. Travers
                        --------------------------------------------
                        Name: Paul O. Travers
                        Title: Managing Director


                    ------------------------------------------------

                    Indosuez Capital Funding IV, L.P.

                    By: RBC Leveraged Capital as Portfolio Advisor


                    By: /s/ Lee M. Shaiman
                        --------------------------------------------
                        Name: Lee M. Shaiman
                        Title: Managing Director


                    ING PRIME RATE TRUST

                    By: ING Investments, LLC
                        as its investment manager


                    By: /s/ Mark F. Maak
                        --------------------------------------------
                        Name:  Mark F. Maak, CFA
                        Title: Vice President


                    Investkredit Bank AG
                    A-1013 Wien, Renngasse 10
                    ------------------------------------------------
                    Investkredit Bank AG


                    By: /s/ E. Kiendl         By: /s/ L. Wundsam
                        ----------------          ---------------------
                        Name: E. Kiendl           Name: L. Wundsam
                        Title: AVP                Title: SVP

                    Standstill Agreement and Fifth Amendment

                    Lenders


                    -----------------------------------------------
                    JHW CASH FLOW FUND LLP


                    By: /s/ Kaitlin Trinh
                        -------------------------------------------
                        Name: KAITLIN TRINH
                        Title: FUND CONTROLLER


                    KZH CNC LLC


                    By: /s/ Joyce Fraser Bryant
                        -------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH CYPRESSTREE-1 LLC


                    By: /s/ Joyce Fraser Bryant
                        -------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH ING-2 LLC


                    By: /s/ Joyce Fraser Bryant
                        -------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH PONDVIEW LLC


                    By: /s/ Joyce Fraser Bryant
                        -------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    KZH STERLING LLC


                    By: /s/ Joyce Fraser Bryant
                        -------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    KZH WATERSIDE LLC


                    By: /s/ Joyce Fraser-Bryant
                        --------------------------------------------
                        Name: JOYCE FRASER-BRYANT
                        Title: AUTHORIZED AGENT


                    ------------------------------------------------
                    Lehman Brothers Bankhouse, AG


                    By: /s/ Jason Summer      By: /s/ T. Colwell
                        ------------------        -----------------
                        Name: Jason Summer        Name: T. Colwell
                        Title:                    Title:


                    Lehman Syndicated Loans Inc
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Michele Swanson
                        --------------------------------------------
                        Name: Michele Swanson
                        Title: Authorized Signatory


                    MIZUHO CORPORATE BANK, LTD.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Christopher Fahcy
                        --------------------------------------------
                        Name: Christopher Fahcy
                        Title: Vice President


                    MORGAN STANLEY EMERGING MARKETS INC.


                    By: /s/ Edgar A. Sabounghi
                        --------------------------------------------
                        Name: EDGAR A. SABOUNGHI
                        Title: Vice President

                    MORGAN STANLEY PRIME INCOME TRUST
                    ------------------------------------------------


                    By: /s/ Sheila A. Finnerty
                        --------------------------------------------
                        Name: Sheila A. Finnerty
                        Title: Executive Director

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    Muzinich Cashflow CBOII, Ltd.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Daniel Naccarella
                        --------------------------------------------
                        Name: Daniel Naccarella
                        Title: Authorized Signatory


                    NATEXIS BANQUES POPULAIRES
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Frank H. Madden, Jr.
                        --------------------------------------------
                        Name: FRANK H. MADDEN, JR.
                        Title: VICE PRESIDENT & GROUP MANAGER


                    By: /s/ Michael J. Storms
                        --------------------------------------------
                        Name:  MICHAEL J. STORMS
                        Title: ASSOCIATE


                    OCTAGON INVESTMENT PARTNERS II, LLC

                    By: Octagon Credit Investors, LLC
                        as sub-investment manager
                        --------------------------------------------


                    By: /s/ Michael B. Nechamkin
                        --------------------------------------------
                        Name: Michael B. Nechamkin
                        Title: Portfolio Manager


                    OCTAGON INVESTMENT PARTNERS III, LTD.

                    By: Octagon Credit Investors, LLC
                        as Portfolio Manager
                        --------------------------------------------


                    By: /s/ Michael B. Nechamkin
                        --------------------------------------------
                        Name: Michael B. Nechamkin
                        Title: Portfolio Manager


                    OCTAGON INVESTMENT PARTNERS IV, LTD.

                    By: Octagon Credit Investors, LLC
                        as collateral manager
                        --------------------------------------------


                    By: /s/ Michael B. Nechamkin
                        --------------------------------------------
                        Name: Michael B. Nechamkin
                        Title: Portfolio Manager


                    ORIX Finance Corp. I


                    By: /s/ Sheppard H.C.Davis
                        --------------------------------------------
                        Name:  Sheppard H.C.Davis, Jr.
                        Title: Authorized Representative

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    OXFORD STRATEGIC INCOME FUND

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Steven Alexandar
                        --------------------------------------------
                        Name: Steven Alexandar
                        Title: Director


                    Putnam Funds Trust -
                    Putnam High Yield Trust II
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John R.Verani
                        --------------------------------------------
                        Name: John R. Verani
                        Title: V.P.


                    Putnam High Yield Trust
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John R. Verani
                        --------------------------------------------
                        Name: John R. Verani
                        Title: V.P.


                    Putnam Diversified Income Trust
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John R. Verani
                        --------------------------------------------
                        Name: John R. Verani
                        Title: V.P.


                    R/2/ TOP HAT, LTD.

                    By: Amalgamated Gadget, L.P. as Investment Manager
                    By: Illegible
                    ---------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Geoffery Ragner
                        --------------------------------------------
                        Name: Geoffery Ragner
                        Title: President

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    ROYALTON COMPANY (Acct 280)

                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor


                        By: /s/ Mohan V. Phansalkar
                            ----------------------------------------
                            Name: Mohan V. Phansalkar
                            Title: Executive Vice President


                    Saloman Brothers Holding Corporation, Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Pierre Batrouni
                        --------------------------------------------
                        Name:  Pierre Batrouni
                        Title: Vice President


                    SCOTIABANK EUROPE plC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: Director


                    SENIOR DEBT PORTFOLIO


                    By: Boston Management and Research as Investment Advisor
                        ----------------------------------------------------
                        [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT

                    Illegible

                    By: /s/ Steven B. Staver
                        --------------------------------------------
                        Name:  Steven B. Staver
                        Title: Managing Director


                    SEQUILS-ING I (HBDGM), LTD

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name:  GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    BALANCED HIGH-YIELD FUND I, LTD


                    By: ING Capital Advisor LLC,
                        as Asset Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name: GREG M. MASUDA CFA
                        Title: VICE PRESIDENT

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: MANAGING DIRECTOR


                    Societe Generale
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ R. Wayne Hutton
                        --------------------------------------------
                        Name: R. Wayne Hutton
                        Title: Director


                    SP OFFSHORE LIMITED
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Illegible


                    STRONG HIGH YIELD BOND FUND
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Gilbert L. Southwell, III
                        --------------------------------------------
                        Name: Gilbert L. Southwell, III
                        Title: Assistant Secretary


                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name: Illegible
                        Title: Illegible

                    Standstill Agreement and Fifth Amendment

                    Lenders

                    TEXTRON FINANCIAL CORPORATION


                    By: /s/ Matthew J. Colgan
                        --------------------------------------------
                        Name: Matthew J. Colgan
                        Title: Director


                    ------------------------------------------------
                    The Bank Of Nova Scotia


                    By: /s/ Christopher Usas
                        --------------------------------------------
                        Name: Christopher Usas
                        Title: Director


                    TORONTO DOMINION (TEXAS), INC.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Ann S. Slanis
                        --------------------------------------------
                        Name: Ann S. Slanis
                        Title: Vice President


                    UBS AG, Stamford Branch
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jennifer L. Poccia     By: /s/ Anthony N. Joseph
                        -------------------------      ------------------------
                        Name: Jennifer L. Poccia       Name: Anthony N. Joseph
                        Title: Associate Director      Title: Associate Director
                               Banking Products               Banking Products
                               Services, US                   Services, US


                    WINGED FOOT FUNDING TRUST
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/  Ann E. Morris
                        --------------------------------------------
                        Name: ANN E. MORRIS
                        Title: AUTHORIZED AGENT

                    Standstill Agreement and Fifth Amendment

                                     CONSENT

                                                      Dated as of April 14, 2002

          Exide Technologies, a Delaware corporation (the "Company") and each of the undersigned, as a Domestic Subsidiary Guarantor under the Amended and Restated Credit Agreement and Guarantee dated September 29, 2000 (the "Credit Agreement"; capitalized terms defined in the Credit Agreement or the foregoing Agreement and not otherwise defined in this Consent are used herein as therein defined) hereby consents to the modification of the Credit Agreement effected by the foregoing Agreement and hereby acknowledges and agrees that the obligations of such Loan Party contained in the Loan Documents as modified by the foregoing Agreement are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects. The Company and each of the Domestic Subsidiary Guarantors acknowledges and agrees that its signature on this Consent shall be deemed to be its signature to the foregoing Agreement for the purposes of Section 12.1 of the Credit Agreement.

                               EXIDE TECHNOLOGIES, as a Borrower and as a
                                  Guarantor


                               By:___________________________________
                                  Name:
                                  Title:


                               EXIDE DELAWARE, LLC
                               GNB BATTERY TECHNOLOGIES JAPAN, INC.
                               RBD LIQUIDATION, LLC

                               Each as a Guarantor, subject to the limitations, if any, contained in Section 10.1


                               By:___________________________________
                                  Name:
                                  Title:

                    Standstill Agreement and Fifth Amendment

                                                                      SCHEDULE A

                       AFFIRMATIVE AND NEGATIVE COVENANTS

                         Part I - Affirmative Covenants

     Each of EHE and EHA hereby jointly and severally agree that, during the Standstill Period, each of EHE and EHA shall and shall cause each of their Subsidiaries to:

          (a) Financial Statements. (i) Cause to be furnished to the Administrative Agent and each Standstill Lender copies of all financial statements and other information furnished to the Post-Petition Administrative Agent under Article VI of the Post-Petition Credit Agreement or any comparable provisions of any successor loan agreement on the dates provided for therein.

          (ii) Together with each delivery of any financial statement pursuant to clause (i) above, deliver a certificate of a Responsible Officer of EHE or the Company (A) showing in reasonable detail the calculations demonstrating compliance with each of the financial covenants contained in Section 6 of this Agreement and (B) stating that no Standstill Event has occurred and is continuing or, if a Standstill Event has occurred and is continuing, stating the nature thereof and the action that the Foreign Subsidiaries propose to take with respect thereto.

          (b) Additional Reporting. Promptly cause to be furnished to the Administrative Agent and each Standstill Lender information from time to time reasonably requested by the Administrative Agent.

          (c) Notices. Promptly give notice to the Administrative Agent and each Lender of:

          (i)   the occurrence of any default or event of default pursuant to
(A) the Post-Petition Credit Agreement, whether or not waived by the Post-Petition Administrative Agent or the DIP Lenders, (B) the DM Agreement whether or not waived by the noteholders thereunder or (C) the European Receivables Facility, whether or not waived by the lenders thereunder; and

          (ii) the occurrence of any Standstill Event (as defined in the Standstill Agreement) or any event which, with the giving of notice or passage of time would be a Standstill Event.

          (d) Polish Foreign Exchange Controls. Use all reasonable endeavors to obtain any foreign exchange control permit which may at any time be required for any Guarantor incorporated under the laws of Poland to assume any liability under this Agreement or any other Loan Document which it is precluded from assuming until such permit is obtained.

          (e) German Merger. As soon as legally practicable consummate the upstream merger of Hagen Batterie AG and Deutsche Exide GmbH.

          (f) Deposits to Escrow Accounts. Upon receipt by any Foreign Subsidiary of any Net Cash Proceeds arising from any asset sale which results in such Foreign Subsidiary being required pursuant to Section 2.8(g) of the Post-Petition Credit Agreement to pay any amounts to

                    Standstill Agreement and Fifth Amendment the Post-Petition Administrative Agent to be held in an Escrow Account, such Foreign Subsidiary shall, to the extent consistent with applicable law, pay any such amounts into an Escrow Account maintained by a Foreign Borrowing Base Subsidiary and take all other steps necessary for such Net Cash Proceeds to be included in the Foreign Borrowing Base under the Post-Petition Credit Agreement.

          (g) Perfection and Post Reorganization Items. As soon as reasonably and legally practicable, complete the items set forth on Schedule B hereto relating to the reorganization of the Foreign Subsidiaries that the Foreign Subsidiaries were not able to complete prior to the Effective Date.

                          Part II - Negative Covenants

     Each of EHE and EHA hereby jointly and severally agree that, during the Standstill Period, each of EHE and EHA shall not and shall not permit any of their Subsidiaries to directly or indirectly:

          (a) Restricted Payments. Declare, order, pay, make or set apart any sum for any Restricted Payment except for Restricted Payments by any Subsidiary of EHE or EHA to EHE or EHA or any Foreign Subsidiary Guarantor.

          (b) Transactions with Affiliates. Except as otherwise expressly permitted herein, do any of the following: (a) make any Investment in an Affiliate of EHE or EHA that is not a Subsidiary of EHE or EHA, (b) transfer, sell, lease, assign or otherwise dispose of any asset to any Affiliate of EHE or EHA that is not a Subsidiary of EHE or EHA, (c) merge into or consolidate with or purchase or acquire assets from any Affiliate of EHE or EHA that is not a Subsidiary of EHE or EHA, (d) repay any Indebtedness to any Affiliate of EHE or EHA that is not a Subsidiary of EHE or EHA or (e) enter into any other material transaction directly or indirectly with or for the benefit of any Affiliate of EHE or EHA that is not a Foreign Subsidiary Guarantor (including guaranties and assumptions of obligations of any such Affiliate), except for (i) transactions in the ordinary course of business on a basis no less favorable to EHE, EHA or such Subsidiary Guarantor as would be obtained in a comparable arm's length transaction with a Person not an Affiliate, (ii) transactions in the ordinary course of business and consistent with past practice, (iii) transactions for which the Required Standstill Lenders have given their prior written consent, such consent not to be unreasonably withheld and (iv) salaries and other director or employee compensation to officers or directors of EHE, EHA or any of their Subsidiaries commensurate with current compensation levels.

          (c) Limitations on Negative Covenants. (i) Notwithstanding Sections 6 and 7 of the Standstill Agreement, clauses (a) and (b) of Part II of this Schedule A, Section 5.2, 5.3, 8.8, 8.13 and 8.15 of the Post-Petition Credit Agreement as incorporated herein by Section 7 hereof (the "Relevant Restrictive Covenants") shall not apply to any German Obligor or any of its Subsidiaries from time to time whose Relevant Jurisdiction is Germany.

          (ii) Each German Obligor shall give the Administrative Agent no less than ten Business Days' prior written notice of the intention of it or of its subsidiaries whose Relevant

                    Standstill Agreement and Fifth Amendment

Jurisdiction is Germany to carry out any of the acts or take any of the steps referred to in the Relevant Restrictive Covenants.

          (iii) The Administrative Agent shall be entitled within ten Business Days of receipt of the relevant German Obligor's notice under clause (ii) to request the relevant German Obligor to supply to the Administrative Agent in sufficient copies for the Standstill Lenders any relevant information in connection with the proposed action or steps referred to in such notice.

          (iv) The Administrative Agent shall notify the relevant German Obligor, within ten Business Days of receipt of the relevant German Obligor's notice under clause (ii) or if additional information has been requested by the Administrative Agent within the prescribed time, within ten Business Days of receipt of such information, whether the proposed action or steps under clause
(ii) is or is not, in the opinion of the Administrative Agent, acting on the instructions of the Required Standstill Lenders likely to have a Material Adverse Effect.

          (v) If the proposed action or steps under clause (ii) is so considered by the Administrative Agent to have a Material Adverse Effect and the relevant member of the German Group nevertheless takes such action or steps under clause (ii), the Administrative Agent shall be entitled to take any action permitted under Section 7 (subject to obtaining the consent of the Required Standstill Lenders).

                    Standstill Agreement and Fifth Amendment

                                                                      SCHEDULE B

              EXIDE - PERFECTION AND POST-REORGANIZATION CHECKLIST

----------------------------------------------------------------------------------------------------
Jurisdiction    Item                                            Responsibility and status
----------------------------------------------------------------------------------------------------
Poland          1. Registration of Pledge                       Shearman & Sterling New York to
                                                                co-ordinate lenders
                   requires each of lenders to produce a
                   notarised, apostilled and certified          Salans have received 79
                   original of representation letter (in        representation letters to date
                   anticipation of such letter being
                   requested by the court).                     Gide to arrange for registration
                                                                of pledge; Salans to monitor the
                                                                registration proceedings

                                                                Application to court submitted on
                                                                8/2/02 and court decision expected
                                                                in 2 months from submission (but
                                                                exact date cannot be predicted)

Netherlands     1. New enforceability opinion on new Dutch      Van Doorne
                   pledge over ETH's shares

Italy           1. Evidence of the due authorisation and        Freshfields Milan
                   execution of the 1997 Credit Agreement and
                   the 2000 Credit Agreement - delivery of      We understand that K&E have
                   copies of the 1997 and 2000 board            instructed Exide's former Italian
                   resolutions passed by all the Italian        counsel, Gianni & Origini to
                   guarantors.                                  provide us with such documentation
                                                                - K&E and Freshfields co-ordinating

                2. Confirmation of the identity of the person   Freshfields Milan
                   who signed on behalf of the guarantors in
                   order to verify whether such individuals     We understand that K&E have
                   were authorized by the Italian companies.    instructed Exide's former Italian
                                                                counsel, Gianni & Origini to provide
                                                                us with such documentation - K&E and
                                                                Freshfields co-ordinating
----------------------------------------------------------------------------------------------------

                    Standstill Agreement and Fifth Amendment

----------------------------------------------------------------------------------------------------
Jurisdiction    Item                                            Responsibility and status
----------------------------------------------------------------------------------------------------
                3. Confirmation that TS Batteries SRL duly      Freshfields Milan
                   authorized and executed the 1997 and 2000
                   Credit Agreements.                           We understand that K&E have
                                                                instructed Exide's former Italian
                                                                counsel, Gianni & Origini to provide
                                                                us with such documentation - K&E and
                                                                Freshfields co-ordinating
----------------------------------------------------------------------------------------------------
Spain           1. Completion of process of                     Lopez-Brea/Freshfields Madrid
                   conversion of Fulmen Iberica SL ("Fulmen")
                                                                Filed in January 2002. Rejected by
                                                                Commercial Registry of Barcelona.
                                                                Freshfields Madrid and Lopez-Brea
                                                                to resolve situation and advise of
                                                                progress.


                                                                Public deed expected back week of
                                                                April 1, 2002. Corrections to filing
                                                                will be made upon receipt. Process
                                                                expected to take at least a week
                                                                from filing of correction.

                2. Registration of the appointment              Freshfields co-ordinating with
                   of new director and vice chairman for        Lopez-Brea
                   Fulmen (i.e. Mr Oscar Garcia Barrosa) with
                   the Barcelona Mercantile Register.           Dependent upon status of 1 above

                3. Shareholder resolution of SEAT               Freshfields Madrid. Meeting held
                   ratifying entry into the Credit Agreement    on 25/3/02.
                   (and particularly the guarantee) and any
                   other relevant documents

                4. Due capacity opinion based upon              Freshfields Madrid
                   the above actions having been duly
                   completed

                    Standstill Agreement and Fifth Amendment

----------------------------------------------------------------------------------------------------
Jurisdiction    Item                                            Responsibility and status
----------------------------------------------------------------------------------------------------
                5. Enforceability opinion based                 Uria & Menendez
                   upon the above actions having been duly
                   completed

                6. Registration of the pledge over              Lopez-Brea/Freshfields
                   SEAT's shares with the registry of Bancoval
                                                                Verbal confirmation received from
                                                                the notary public that this has been
                                                                met.

                                                                U&M are still awaiting written
                                                                confirmation.

                7. Registration of the pledges                  Freshfields Madrid/Uria Madrid
                   over Fulmen shares (participaciones) in
                   its respective Shareholder Books (Libro
                   Registro de Socios)

                8. Evidence of notification of the              Lopez-Brea/Freshfields.
                   transfer of shares in SEAT to Sociedad
                   Rectora and Sociedad Bolsas

----------------------------------------------------------------------------------------------------
UK              1. Confirmation of the location of the title    Exide/Wragge & Co.
                   deeds in relation to the properties charged
                   by the legal charges granted by B.I.G.
                   Batteries Limited and CMP Batteries Limited.
----------------------------------------------------------------------------------------------------
Germany         1. Upstream merger of Hagen Batterie AG and     Freshfields expect this to be
                   Deutsche Exide GmbH                          completed within next few months.
                                                                Freshfields to give periodic updates
----------------------------------------------------------------------------------------------------

                    Standstill Agreement and Fifth Amendment